Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Colorado Tax Free Fund,
Nuveen Missouri Tax Free Fund and
Nuveen Ohio Tax Free Fund, each a series of
Nuveen Investment Funds, Inc.

811-05309

A special meeting of the shareholders of each of the above-referenced funds, each a series of Nuveen
Investment Funds, Inc., was held on February 16,
2012.

The purpose of the Nuveen Colorado Tax Free Fund meeting was to approve a reorganization of the Colorado Fund into Nuveen Colorado Municipal
Bond Fund, a series of Nuveen Multistate Trust I.

The results of the shareholder vote of were as follows:

<c>Colorado Tax Free Fund
To approve an Agreement and
Plan of Reorganization (and the
related transactions)

   For

   Against
                  3,890,792
   Abstain
                         2,441
   Broker Non-Votes
                       29,481
      Total
                  3,922,714

Proxy materials are herein incorporated by reference to the SEC filing on December 9, 2011, accession number 0001193125-11-336503.

The purpose of the Nuveen Missouri Tax Free Fund meeting was to approve a reorganization of the Missouri Fund into Nuveen Missouri Municipal Bond
Fund, a series of Nuveen Multistate Trust IV.



The results of the shareholder vote of were as follows:

<c>Missouri Tax Free Fund
To approve an Agreement and
Plan of Reorganization (and the
related transactions)

   For

   Against
                11,414,020
   Abstain
                       82,149
   Broker Non-Votes
                       33,555
      Total
                11,529,724

Proxy materials are herein incorporated by reference to the SEC filing on December 9, 2011, accession number 0001193125-11-336620.


The purpose of the Nuveen Ohio Tax Free Fund meeting was to approve a reorganization of the Ohio
Fund into Nuveen Ohio Municipal Bond Fund, a series of Nuveen Multistate Trust IV.

The results of the shareholder vote of were as follows:

<c>Ohio Tax Free Fund
To approve an Agreement and
Plan of Reorganization (and the
related transactions)

   For

   Against
                  4,452,985
   Abstain
                         2,030
   Broker Non-Votes
                       16,722
      Total
                  4,471,737

Proxy materials are herein incorporated by reference to the SEC filing on December 9, 2011, accession number 0001193125-11-336623.